                                  SCHEDULE 14A

(RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement                                         [ ]    Confidential, for Use of the Commission Only
[X]    Definitive proxy statement                                                 (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, schedule or registration statement no.:

(3)     Filing party:

(4)     Date filed:

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               Six Harrison Street
                            New York, New York 10013


                                         April 18, 2002




To Our Stockholders:

         You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company"), which will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, on Thursday, May 9, 2002, at 10:00 A.M., Eastern Daylight Time.

         The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter and are accompanied by the Company's Annual Report for the fiscal year ended December 31, 2001.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                               Sincerely yours,




                                               THOMAS J. AXON
                                               Chairman

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745

                           -------------------------

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2002
                           -------------------------


         Notice is hereby given that the Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company") will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Thursday, May 9, 2002 for the following purposes:

                  1. to elect nine directors to the Company's Board of Directors;

                  2. to ratify the appointment of Deloitte & Touche as the Company's independent public auditors for the fiscal year ending December 31, 2002; and

                  3. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the election of all nine nominees as Directors and FOR the approval of the appointment of the independent public auditors.

         Stockholders of record at the close of business on April 18, 2002 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                                 By Order of the Board of Directors,




                                 THOMAS J. AXON
                                 Chairman


New York, New York
April 18, 2002

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745

                           -------------------------

                               PROXY STATEMENT FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2002

                           -------------------------


GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about April 18, 2002, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Franklin Credit Management Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting"). The Annual Meeting will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Thursday, May 9, 2002, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of 2002 Annual Meeting of Stockholders.

         The annual report of the Company, containing financial statements of the Company as of December 31, 2001, and for the year then ended (the "Annual Report"), has been delivered or is included with this proxy statement.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the corporate offices of the Company. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election as Directors of the nine nominees named below under the caption "Election of Directors" to one year terms, (ii) FOR the ratification of the appointment of Deloitte & Touche ("D&T") as independent public auditors for the Company's fiscal year ending December 31, 2002, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Stockholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by timely submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders of the Company on or about April 18, 2002.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend that you vote for the nominees for election to the Board of Directors listed below and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 2002.

VOTING OF SHARES

         The holders of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker.

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the appointment of the independent public auditors. On this matter the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, a Broker non-vote will have no effect on the outcome.

         The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Stockholders of record at the close of business on April 18, 2002 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on April 18, 2002, there were outstanding 5,916,527 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT(1)

         The following table sets forth, as of April 1, 2002, the number of shares of Common Stock (and the percentage of the Company's Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission")) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Company, (iii) the Named Executives (as defined in "Executive Compensation" below), and (iv) all Directors and Executive Officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                     NUMBER OF SHARES                  PERCENTAGE (%)
NAME AND ADDRESS                                    BENEFICIALLY OWNED                OF COMMON STOCK
----------------                                    ------------------                ---------------
Thomas J. Axon(1)(2)                                     3,183,490                         53.8%

Seth Cohen(1)(3)                                         100,000                             *

Joseph Caiazzo(1)(4)                                     143,550                            2.4%

Michael Bertash(1)(5)                                    16,000                              *

Frank B. Evans, Jr.(1)(6)                                908,960                           15.3%

Alan Joseph(1)                                           0                                   *

Steven W. Lefkowitz(1)(8)                                163,000                            2.7%

Allan R. Lyons(1)(7)                                     48,500                              *

Vincent A. Merola(9)                                     295,935                            5.0%

William F. Sullivan(1)(5)                                45,700                              *

All Directors and Executive Officers as a group          4,905,135                         82.9%
(9) persons)(10)
--------------------------

* Indicates beneficial ownership of less than one (1%) percent.

    (1) Mailing address: C/O Franklin Credit Management Corporation, Six Harrison Street, New York, New York 10013.

    (2) Does not include 11,610 beneficially owned by Mr. Axon's mother, Ann Axon, with respect to which shares Mr. Axon disclaims beneficial ownership. Includes 1,030 shares owned of record by him as custodian for a minor child. Includes 65,000 shares issuable upon exercise of options exercisable within sixty days.

    (3) Includes 100,000 shares issuable upon exercise of options exercisable within sixty days.

    (4) Includes 120,000 shares issuable upon exercise of options exercisable within sixty days.

    (5) Includes 16,000 shares issuable upon exercise of options exercisable within sixty days.

    (6) Does not include 20,720 shares beneficially owned by Mr. Evans' wife and 5,225 shares beneficially owned by Mr. Evans' father, Frank Evans. Includes 5,000 shares beneficially owned by each of his four minor children for which Mr. Evans is the trustee. Includes 11,000 shares issuable upon exercise of options exercisable within sixty days.

    (7) Includes 21,000 shares issuable upon exercise of options exercisable within sixty days.

    (8) Includes 87,000 shares issuable upon exercise of warrants exercisable within sixty days and 16,000 shares issuable upon exercise of options exercisable within sixty days.

    (9) Mr. Merola's mailing address is P.O. Box 769 Tannersville, PA 18372-0769. Mr. Merola is not an officer nor director.

    (10) Includes 370,000 shares issuable upon exercise of options exercisable within sixty days and 87,000 shares issuable upon exercise of warrants exercisable within sixty days.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on review of the copies of such reports furnished to the Company, the Company believes that during 2001 all Section 16(a) filing requirements applicable to its Officers, Directors and ten percent stockholders were complied with.

                                    PROPOSALS

         The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 2001.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

         The following sets forth certain information with respect to each of the nine nominees to the Board of Directors as well as to the remaining Directors and Executive Officers of the Company:

                                                        Year First
Name                                       Age       Elected Director         Office
----                                       ---       ----------------         ------
Nominees to the Board

Thomas J. Axon(1)(2)                       50              1988               Chairman and Director

Seth Cohen                                 37              2000               President, Chief Executive
                                                                              Officer and  Director


Joseph Caiazzo(1)                          44              1994               Sr. Vice President, Chief
                                                                              Operating Officer, Secretary
                                                                              and Director


Michael Bertash(1)                         49              1998               Director


Frank B. Evans, Jr.(1)(2)                  50              1994               Director


Alan Joseph                                41              2000               Vice President, Chief Financial
                                                                              Officer, and Director

Steven W. Lefkowitz(1)(2)                  46              1996               Director


Allan R. Lyons(1)                          61              1994               Director


William F. Sullivan(1)                     52              1996               Director

                            DIRECTORS OF THE COMPANY

         Thomas J. Axon has served as Chairman of Board of Directors of the Company since December 30, 1994 and as Chief Executive Officer and President from December 30, 1994 through June 30, 2000. Mr. Axon also served as Director of Franklin Credit Management Corporation ("Franklin") from April 25, 1988 until the merger of Franklin and Miramar Resources, Inc. in December 1994 (the "Merger") and President of Franklin from October 8, 1991 until the Merger. Since 1985, Mr. Axon has been the President and principal owner of RMTS Associates, LLC. Mr. Axon holds a Bachelor of Arts in economics from Franklin and Marshall College and attended the New York University Graduate School of Business.

         Seth Cohen has served as Chief Executive Officer and President of the Company since July 17, 2000. Previously, Mr. Cohen provided management-consulting services to several companies and venture capital firms in a variety of different industries. In addition, from 1996 to 2000 Mr. Cohen held executive positions, including COO and General Counsel with two insurance companies. Mr. Cohen holds a Bachelor of Arts from the University of Michigan and a Juris Doctor from New York University School of Law.

         Joseph Caiazzo has served as Vice President and Chief Operating Officer since March of 1996, and Secretary since June 1999. Mr. Caiazzo also serves as President of the Company's mortgage banking subsidiary Tribeca Lending Corp. From August 1989 to March 1996, Mr. Caiazzo served as corporate controller of R.C. Dolner, Inc., a general contractor. Mr. Caiazzo holds a Bachelor of Science from St. Francis College and a Masters of Business Administration in Finance from Long Island University.

         Michael Bertash has been a Senior Vice President with J. & W. Seligman &. Co., an investment management firm, since 1997. Mr. Bertash was an Associate Director of the asset management division of Bear, Stearns & Co. Inc., a worldwide investment bank and brokerage firm, from 1991 to 1997. Mr. Bertash holds a Bachelor of Science in Operations Research from Syracuse University and a Master in Business from New York University.

         Frank B. Evans, Jr. had served as Vice President, Treasurer Secretary and Chief Financial Officer of the Company since December 30, 1994 until November 15, 1998. Mr. Evans also served as the Secretary, Treasurer, a Vice President and a Director of Franklin from its inception in 1990 until the Merger. Mr. Evans has served as CEO of Earthsafe Corporation, a McLean, Virginia firm that designs and supplies environmental compliance systems, since its inception in 1990. Mr. Evans is a Certified Public Accountant and holds a Bachelor of Science from the University of Maryland and a Masters in Business from the University of Southern California.

         Alan Joseph, as of April 15, 2001, will join the Company as the Chief Financial Officer. Mr. Joseph served as Vice President in the Term Asset Backed Securitization group at SG Cowen Securities Corporation, the investment-banking subsidiary of the Societe Generale Group, since 2000. Prior to joining SG Cowen, Mr. Joseph served as First Vice President in the Asset Trading & Finance group at Paine Webber, Inc. where he worked from 1997 to 2000. From 1996 to 1997, Mr. Joseph was an Assistant Vice President at the Clayton Group, Inc., a portfolio due diligence and Advisory Company. From 1994 to 1996 Mr. Joseph served in various capacities in the Commercial Real Estate groups at Paine Webber, Inc. and Kidder Peabody, Inc. Mr. Joseph holds a Bachelor of Science in Finance from Arizona State University and a Juris Doctor degree from New York Law School.

         Steven W. Lefkowitz has served as the founder and President of Wade Capital Corporation, a privately held investment firm since 1990. From 1988 to 1990, Mr. Lefkowitz served as a Vice President of Corporate Finance for Drexel Burnham Lambert, Incorporated, where he had been employed since 1985. Mr. Lefkowitz serves on the Board of Directors of Allstate Financial Corp., a publicly traded financial services company, as well as several private companies. Mr. Lefkowitz holds a Bachelor of Arts in history from Dartmouth College and a Masters in Business Administration from Columbia University.

         Allan R. Lyons is a Certified Public Accountant who was an executive in Piaker & Lyons, P.C., an accounting firm, and its predecessors from 1968 until his retirement on December 31, 1999. Mr. Lyons is currently the owner of 21st Century Strategic Investment Planning, a Florida LC doing financial planning services and investment structuring and review of financial opportunities and private placements, and acts as a general partner for two venture capital partnerships. Mr. Lyons has been a director of Retail Entertainment Group, Inc. (formerly Starlog Franchise Corporation) since August 1993 and a Director of the Scoreboard Inc., since June 1990. Mr. Lyons has been a director of AMBANC Holding Company (Mohawk Community Bank, Amsterdam, New
York) since April 1999. Mr. Lyons holds a Bachelor of Science in Accounting from Harpur College and a Masters of Business Administration from Ohio State University.

         William F. Sullivan has been a Partner at Marnik & Sullivan, a general practice law firm, since 1985 and is admitted to both the New York State and Massachusetts Bar Associations. Mr. Sullivan graduated from Suffolk University School of Law and holds a Bachelor of Arts in political science from the University of Massachusetts.

         All Directors hold office for one year terms and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Company's Officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. No familial relationships exist between Directors or Executive Officers of the Company.

COMPENSATION OF DIRECTORS

         Since March 21, 2000, the Company's policy has been that each non-employee director receives $1,000 for every meeting of the Board of Directors or its committees attended in person and $500 for meetings attended telephonically. Since April 5, 2000, the Company's policy has been that each non-employee director will be granted an option to purchase 3,500 shares of Common Stock pursuant to the Company's 1996 Stock Incentive Plan, upon election or re-election to the Board. The options vest on the date of grant and are exercisable at an exercise price of the fair market value of the shares on the date of grant as determined by the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has an Audit Committee of which Messrs. Evans, Lyons and Bertash are the members. The Audit Committee meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before they are undertaken by the Company's auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Company's Board of Directors has not adopted a written charter for the Audit Committee. The Company's Board of Directors has a Compensation Committee of which Messrs. Caiazzo, Lefkowitz and Sullivan are the members. The Compensation Committee reviews the compensation provided to executive officers and Board members and administers the Company's 1996 Stock Incentive Plan. The Company's Board of Directors does not have a standing nominating committee.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During Fiscal 2001, there were four meetings of the Board of Directors of the Company, two meetings of the Audit Committee and one meeting of the Compensation Committee. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of any committee on which he served.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Franklin Credit Management Corporation Board of Directors (the "Committee") is composed of three directors, each of whom is an "independent director" as defined in Section 303.01(B)(2)(a) and (3) of the NYSE's Listing Standards. The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-KSB with management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has considered whether the independent auditors provision of information technology services to the Company is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved including the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                              Michael Bertash
                                                              Frank B. Evans
                                                              Allan R. Lyons

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation earned by or paid to Thomas
J. Axon, the Chairman of the Company, Seth Cohen Chief Executive Officer of the Company and Joseph Caiazzo, the Chief Operating Officer of the Company (collectively the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
NAME AND PRINCIPAL POSITION    FISCAL YEAR             ANNUAL COMPENSATION                   AWARDS
---------------------------    -----------    -----------------------------------   ------------------------
                                               SALARY      BONUS      OTHER ANNUAL   RESTRICTED    SECURITIES
                                                 ($)        ($)       COMPENSATION     STOCK         UNDERLYING
                                                                          ($)         AWARD(S)    OPTIONS/SARS
                                                                                        ($)           (#)
Seth Cohen - Chief Executive        2001       200,000   59,554(2)
Officer and President(1)            2000        89,487       -             -             -         150,000(3)

Thomas J. Axon-Chairman             2001       75,000    59,554(2)         -             -             -
                                    2000       75,000        -             -             -             -
                                    1999       75,000        -             -             -             -

Joseph Caiazzo-Chief Operating      2001       165,000   59,554(2)
Officer                             2000       148,750       -             -             -          40,000(4)
                                    1999       141,557       -             -             -

(1) Mr. Cohen has served as Chief Executive Officer and President of the Company since July 17, 2000.

(2) Represents bonus earned for fiscal year 2001.

(3) Represents options to purchase shares of the Company's Common Stock granted on July 17, 2000 at an exercise price of $0.75 per share, of which 50,000 vested upon grant, 50,000 of vested on July 1, 2001 and 50,000 will vest on July 1, 2002.

(4) Represents options to purchase shares of the Company's Common stock granted on September 1, 2000 at an exercise price of $.75 per share, 20,000 of which vested on September 1, 2001 and 20,000 of which vest on September 1, 2002.

    The following table sets forth the aggregate value, realized gain, and number of options granted to the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

           Name                Shares       Value       Number of Securities       Value of Unexercised
                            Acquired On    Realized    Underlying Unexercised    In-The-Money Options at
                             Exercise                   Options at FY-END             FY-End(1)
   -----------------        -----------    --------   -------------------------- --------------------------
                                 #           ($)      Exercisable  Unexercisable Exercisable  Unexercisable
Seth Cohen                       -            -         100,000       50,000          -            -

Joseph Caiazzo                   -            -         120,000       20,000          -            -

(1) Based upon a $.75 share price at December 31, 2001.

EMPLOYMENT AGREEMENTS.

         Seth Cohen serves as Chief Executive Officer of the Company under a three-year contract for annual compensation of $200,000 expiring on July 16, 2004. In addition, under his employment contract Mr. Cohen will receive a bonus of 3.5% of post tax profits of the Company in any fiscal year in excess of $500,000. Mr. Cohen also received a grant of 150,000 options to purchase Common Stock at an exercise price of $.75 per share, of which 50,000 vested upon grant, 50,000 vested on July 1, 2001 and 50,000 will vest on July 1, 2002.

         Joseph Caiazzo serves as Chief Operating Officer of the Company under a five-year contract for annual compensation of $165,000, expiring on March 24, 2006. In addition, under his employment contract Mr. Caiazzo will receive a bonus of 3.5% of post tax profits of the Company in any fiscal year in excess of $500,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         In 1998, Mr. Axon, the Company's President, Chief Executive Officer and Chairman purchased from the Company a Florida condominium unit subject to considerable title defects, held by the Company in its OREO inventory available for sale. The consideration included forgiveness of $ 184,335 of indebtedness of the Company to Axon Associates, Inc. and issuance by Mr. Axon of a note to the Company in the amount of $234,165. The note bears interest at a rate of 8% per annum, is secured by the condominium property, and was due June 1, 2001. During 2001, the parties agreed to extend the note until December 31, 2002. The Company believes that the terms of the sale were at least as advantageous to the Company as those available from an arms-length purchaser.

         During April, 2000, the Company extended its letter agreement with Wade Capital Corporation ("WCC"), of which Steven W. Lefkowitz, a member of the Company's Board of Directors, serves as President, to extend WCC's retention to provide financial advisory services to the Company through April 30, 2002. This agreement has been extended to April 30, 2003. Pursuant to such extension, WCC receives $1,500 per month in consulting fees. In connection with the original execution of the letter agreement in 1998, WCC was granted 87,000 warrants to purchase Common Stock at $1.56 per share.

         On December 29, 2000, Mr. Axon, the Company's Chairman purchased from the Company a New York condominium held by the Company in its OREO inventory available for sale. The consideration included the issuance by Mr. Axon of a note to the Company in the amount of $165,000. The note bears interest at a rate of 8% per annum, is secured by the condominium property, and was due together with all accrued interest and other charges on January 30, 2001. During 2001, the parties agreed to extend maturity of the note for an additional two years.

             VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

             PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

         The firm of Deloitte & Touche, independent certified public auditors, has audited the Company's financial statements since 1997. The Board of Directors has appointed D&T as the Company's independent public auditors for the fiscal year ending December 31, 2002. Although Stockholder approval of such appointment is not required by law, the Board of Directors believes that it is advisable to give the Stockholders an opportunity to ratify this appointment. If the proposal is not approved, the Board of Directors will reconsider its selection of D&T. It is expected that a representative of D&T will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

AUDIT FEES

         The aggregate fees billed to the Company for this fiscal year ended December 31, 2001 by D&T, are as follows:

         Audit Fees $218,000

         Financial Information Systems Design and Implementation Fees: $0

         All Other Fees $40,000

         "All other fees" includes fees for tax and management consulting assignments and other non-audit services.

         The Audit Committee has considered whether the provision of the non-audit services provided by D&T is compatible with maintaining the principal accountant's independence.

                      VOTE REQUIRED FOR RATIFICATION OF D&T

         Ratification of the appointment of D&T requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF D&T.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter or matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, Six Harrison Street, New York, New York 10013, no later than December 19, 2001 in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting. Any proposal submitted but not to be so included shall be considered to be untimely if not received by the Company at the principal executive office by March 4, 2002.

                                OTHER INFORMATION

         Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by Directors, Officers and regular employees of the Company without additional compensation.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (212) 925-8745.

                                        Sincerely yours,




                                        THOMAS J. AXON
                                        Chairman


New York, New York
April 18, 2002

                                                                       EXHIBIT A

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Axon, Seth Cohen and Joseph Caiazzo, or if only one is present, then that individual, with full power of substitution, to vote all shares of Franklin Credit Management Corporation (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the corporate offices of the Company, on Thursday, the 9th day of May, 2002, at 10:00 a.m., New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1.       ELECTION OF DIRECTORS. Please complete both of the sections below:

         FOR ALL NOMINEES LISTED BELOW                        WITHHOLD AUTHORITY
         (except as marked to the contrary below) [ ]         to vote for all nominees listed below [ ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                            Thomas J. Axon
                                            Seth Cohen
                                            Joseph Caiazzo
                                            Michael Bertash
                                            Frank B. Evans, Jr.
                                            Alan Joseph
                                            Steven W. Lefkowitz
                                            Allan R. Lyons
                                            William F. Sullivan

3. APPROVAL OF AUDITORS: To ratify and approve the appointment of Deloitte & Touche as independent public auditors of the Company for the fiscal year ending December 31, 2002;

              FOR [ ]             AGAINST [ ]                 ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments or postponements thereof.


           (Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                                Dated:                              , 2002
                                      ------------------------------

                                ------------------------------------------------
                                         (Signature of Stockholder)


                                ------------------------------------------------
                                         (Signature of Stockholder)


Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized Officer.